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                                                                  EXHIBIT 10.06

                              DATAINSIGHT, INC.
                     EQUITY INCENTIVE COMPENSATION PLAN
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     DATAINSIGHT, INC. (the "Company") sets forth herein the terms of this
Equity Incentive Compensation Plan (the "Plan") as follows:

     1.   PURPOSE

          The Plan is intended to advance the interests of the Company by providing eligible officers, employees, directors and consultants of the Company (as designated pursuant to Section 4 below) with incentives to improve business results, by providing an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and will encourage such persons to remain in the employ or service of the Company. To this end, the Plan provides for the grant of stock options and shares of restricted stock, all as set out herein.

          Each stock option granted under the Plan (an "Option") is intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or the corresponding provision of any subsequently enacted tax statute ("Incentive Stock Option"), except (i) to the extent that any such Option would exceed the limitations set forth in Section 7 below; (ii) any Option specifically designated at the time of grant as not being an "incentive stock option"; and
(iii) any Option that otherwise would not satisfy the requirements of Section 422 of the Code at the time of grant (collectively, "Non-qualified Stock Options"). Further, grants may be made of shares of restricted Class B Common Stock ("Restricted Stock"), in accordance with the provisions of Section 6 below ("Restrictive Stock Awards"). Such Option grants and Restricted Stock Awards are referred to collectively as "Incentive Awards." Each Incentive Award shall be evidenced by a written agreement between the Company and the recipient employee setting out the terms and conditions of the grant (an "Agreement"). Except where the context otherwise requires, the term "Company" shall include the parent corporation and all subsidiaries of the Company within the meaning of Sections 424(e) and 424(f) of the Code.

     2.   ADMINISTRATION

          (a)  Board of Directors.    The Plan shall be administered by the
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Board of Directors of the Company (the "Board"), which shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Agreement or any Incentive Award granted or associated agreement entered into hereunder and all such other actions and determinations consistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Incentive Award granted or Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or by written consent of the Board executed in accordance with the Company's articles of incorporation, bylaws and with applicable law. The interpretation and construction by the Board of any provision of the Plan or of any Incentive Award granted or Agreement entered into hereunder shall be final and conclusive.

          (b)  Committee.    The Board may from time to time appoint an Equity
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Incentive Compensation Plan Committee (the "Committee") consisting of two or more members of the Board and such Committee may be comprised only of directors who qualify as outside directors for purposes of Section 162(m) of the Code.
The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in
Section 2(a) above, as the Board shall determine, and as shall be consistent with the articles of incorporation and bylaws of the Company and applicable law. The Board may remove members, add members and fill vacancies on the Committee from time to time, all in accordance with the

Company's articles of incorporation and bylaws, and with applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

          (c)  No Liability.    No member of the Board or of the Committee
               ------------
shall be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted or Agreement entered into hereunder.

          (d)  Delegation to the Committee.    In the event that the Plan or
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any Incentive Award granted or Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 2(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

     3.   STOCK

          The stock that may be issued pursuant to an Option under the Plan can either be shares of Class A Common Stock, no par value, or Class B Common Stock, no par value, of the Company (collectively the "Stock"), which shares may be treasury shares or authorized but unissued shares, or issued and outstanding shares of Stock made available for such purpose by one or more shareholders of the Company ("Outstanding Shares"). The stock that may be issued pursuant to a Restricted Stock Award can only be Class B Common Stock, no par value, of the Company, which shares may be treasury shares or authorized but unissued shares, or Outstanding Shares. The number of shares of Class A Common Stock that may be issued pursuant to Incentive Awards under the Plan shall not exceed, in the aggregate, 16,724 shares, which number of shares is subject to adjustment as hereinafter provided in Section 18 below. The number of shares of Class B Common Stock that may be issued pursuant to Incentive Awards under the Plan shall not exceed in the aggregate 947,573, which number of shares is subject to adjustment as hereinafter provided in Section 18 below. If any Incentive Award expires, terminates, or is terminated for any reason prior to exercise or vesting in full, the shares of Stock that were subject to the unexercised, forfeited or terminated portion of such Incentive Award shall be available for future grants of Incentive Awards under the Plan, except that any Outstanding Shares that were subject to the unexercised, forfeited or terminated portion of an Incentive Award shall be returned to the shareholder who made such Outstanding Shares available for grant under the Plan.

     4.   ELIGIBILITY

          Incentive Awards may be granted under the Plan to any employee or director of, or any consultant to the Company or any subsidiary (including any such employee who is an officer or director of the Company or any subsidiary) as the Board shall determine and designate from time to time prior to expiration or termination of the Plan. An individual may hold more than one Incentive Award, subject to such restrictions as are provided herein.

     5.   EFFECTIVE DATE AND TERM OF THE PLAN

          (a)  Effective Date.    The Plan shall be effective as of the date of
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adoption by the Board (the "Effective Date"), subject to approval of the Plan within one year of the Effective Date by a majority of the votes cast at a duly held meeting of the shareholders of the Company at which a quorum representing at least a majority of outstanding shares of stock of the Company entitled to vote thereon is, either in person or by proxy, present and voting on the Plan or by unanimous written consent in accordance with the articles of incorporation and bylaws of the Company and in accordance with applicable law; provided, however, that upon approval of the Plan by the shareholders of the Company as set forth above, all Incentive Awards granted under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date. If the shareholders fail to approve the Plan within one year of the Effective Date, any Incentive Awards granted hereunder shall be null and void and of no effect.

          (b)  Term.    The Plan shall terminate on the date ten years from the
               ----
Effective Date.

     6.   GRANT OF OPTIONS AND SHARES OF RESTRICTED STOCK

          (a)  Options.    Subject to the terms and conditions of the Plan, the
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Board may, at any time and from time to time prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine ("Optionees") Options to purchase such number of shares of the Stock on such terms and conditions as the Board may determine, including any terms or conditions which may be necessary to qualify such Options as Incentive Stock Options.

          (b)  Restricted Stock Awards.    Subject to the terms of the Plan,
               -----------------------
the Board may, at any time and from time to time prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine ("Holders") shares of Restricted Stock, subject to (i) payment by Holder of not less than the par value of such Restricted Stock and (ii) the attainment of such performance objectives (if any) and the completion of such service requirements (if any) as the Board shall determine and specify as a condition to making such grant. Only shares of the Company's Class B Common Stock may be granted pursuant to a Restricted Stock Award and each such grant shall be effected by the execution of an Agreement setting out the terms and conditions applicable thereto and by the issuance of shares of Restricted
Stock. The Secretary of the Company shall hold such certificates for Holder's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse. Upon attainment of the specified objectives and requirements (or, to the extent specified by the Board, partial attainment of such objectives and requirements), Holder shall be entitled to shares of Stock specified in the grant (or the portion of such shares earned by partial attainment of the objectives and requirements, as applicable) free of restrictions, except that such shares of Stock shall continue to be subject to
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the restrictions set out in Section 11.  Upon (1) the failure of Holder to pay the price specified for the shares ("Option Price") within the time set by the Board at the time of the grant, (2) the expiration of the specified period for attaining performance objectives without such objectives having been achieved or
(3) termination of Holder's employment without Holder having satisfied the service requirement specified at the time of grant except as shall otherwise have been specified in the Agreement at the time of grant or in an amendment thereto; the shares of Restricted Stock (or appropriate portion thereof) shall be forfeited and shall again be available for regrant under the terms of the Plan. The Board may require that the certificates evidencing the grant of shares of Restricted Stock hereunder be held in escrow until such restrictions have expired. The Board may also cause a legend to be placed on such certificates making appropriate reference to the restrictions to which the shares are subject.

          Any limitations or conditions on the vesting periods of Restricted Stock contained in any Agreement or any employment agreement between the Company and the Holder may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Restricted Stock Award, so as to accelerate the time at which the Restricted Stock vest. Notwithstanding any other provisions of the Plan, no Restricted Stock shall be issued to a Holder prior to the date the Plan is approved by the shareholders of the Company as provided in Section 5 above.

     7.   LIMITATION ON INCENTIVE STOCK OPTIONS

          An Option, other than an Option described in Section 1(ii) or (iii), shall constitute an Incentive Stock Option only to the extent that the aggregate fair market value (determined in good faith by the Board at the time the Option is granted) of the Stock underlying the Options intended to constitute Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of Optionee's employer corporation and its parent and subsidiary corporations within the meaning of
Section 424 of the Code) does not exceed $100,000.

     8.   AGREEMENTS RELATING TO INCENTIVE AWARDS

          All Options granted pursuant to the Plan shall be evidenced by Agreements to be executed by the Company and by Optionee (and, in the case of Outstanding Shares, by the shareholder who is making such shares available for grant under the Plan), in such form or forms as the Board shall from time to time determine. Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Agreements shall comply with all terms of the Plan. Any amendment or modification to an Agreement shall be made by a written instrument approved by the Board and executed by or on behalf of the Company and Optionee (or permitted transferee of Optionee).

     9.   OPTION PRICE

          The purchase price of each share of the Stock subject to an Option (also referred to as "Option Price") shall be determined by the Board and shall be set forth in each Agreement.

          In the case of an Incentive Stock Option, the Option Price shall be not less than the greater of par value or the fair market value of a share of the Stock on the date the Option is granted (as determined in good faith by the Board); provided, however, that in the event Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent (10%)), the Option Price of an Incentive Stock Option (within the meaning of Section 422 of the Code) shall be no less than the greater of par value or 110% of the fair market value (as determined in good faith by the Board) of a share of Stock at the time such Option is granted. In the case of a Non-qualified Option, the Option Price shall not be less than the par value of the Stock underlying the Option.

     10.  TERM AND EXERCISE OF OPTIONS

          (a)  Term.    Each Option granted under the Plan shall terminate and
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all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted or on such date prior thereto as may be fixed by the Board and stated in the Agreement relating to such Option (subject to earlier termination as provided in the Plan); provided, however, that in the event Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent (10%)), an Incentive Stock Option granted to such Optionee shall in no event be exercisable after the expiration of five years from the date it is granted.

          (b)  Option Period and Limitations on Exercise.    Each Option granted
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under the Plan shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option as the Board shall determine and set forth in the Agreement relating to such Option or any amendment thereto. Any limitations or conditions on the exercise of an Option contained in any Agreement or any employment agreement between the Company and Optionee may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised. Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding and may condition exercisability of an Option upon Optionee's attainment of performance objectives set forth in the Agreement or any employment agreement between the Company and Optionee. Notwithstanding any other provisions of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in Section 5 above.

          (c)  Method of Exercise.    An Option that is exercisable hereunder
               ------------------
may be exercised by delivery to the Company on any business day, at its principal office, addressed to the attention of the Board, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and except as provided in subsections (iii) and
(iv) below, shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made:

               (i) in cash, cash equivalents or assets contributed to the Company by Optionee;

               (ii) through the tender to the Company of shares of Stock (whether previously owned or acquired in connection with the exercise of the Option), which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (as determined in good faith by the Board) on the date of exercise;

               (iii) through the issuance by Optionee to the Company of a promissory note, which such note shall (A) bear interest at a rate acceptable to the Board, (B) mature within 12 months from the date of issuance and (C) be secured by a pledge and security agreement relating to the shares underlying the Option being exercised; or

               (iv)   by a combination of the methods described in (i) through
     (iii) above.

An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a certificate or certificates evidencing Optionee's ownership of such Stock. A separate certificate or certificates shall be issued for any Stock purchased pursuant to the exercise of an Incentive Stock Option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option.
An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him or her and, except as provided in Section 18 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance. Shares issued pursuant to the exercise shall be subject to the applicable restrictions set out in Section 11 hereof.

          (d)  Legend.    All Restricted Stock and Stock issued upon exercise of
               ------
Options shall have a legend reflecting the existence of the Company's right to repurchase Stock. If the Company does not exercise its right to repurchase the Stock within 13 months after Optionee's or Holder's (as the case may be) employment or other relationship with the Company is terminated, then Optionee or Holder (as the case may be) may retain the Stock free and clear of the repurchase right of the Company hereunder and shall be entitled to have the legend which refers to the Company's right to repurchase the Stock removed form the certificate representing the Stock.

     11.  NON-TRANSFERABILITY OF STOCK AND OPTIONS

          (a)  Transferability.    During the lifetime of an Optionee, only such
               ---------------
Optionee (or, in the event of legal incapacity or incompetency, the guardian or legal representative of Optionee) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution. No shares of Restricted Stock shall be assignable or transferable, other than by will or the laws of descent and distribution, prior to the satisfaction of applicable performance and service requirements with respect to such shares.

          (b)  Legend.    In order to enforce the restrictions imposed upon
               ------
shares under this Plan or as provided in an Agreement relating to an Incentive Award, the Board may cause a legend or legends to be placed on any certificate representing shares of Restricted Stock or shares of Stock issued pursuant to an Option or Restricted Stock Award which legend or legends shall make appropriate reference to the restriction imposed under it.

          (c)  Additional Provisions.    The Board may, in its sole discretion,
               ---------------------
include additional provisions in any Incentive Award, including without limitation, restrictions on transfer, repurchase rights, commitments to pay cash bonuses, arrangements for loans or transfers of property to Optionees upon exercise of Options, a requirement to enter into a shareholders agreement by and among the Company and its shareholders or such other provisions as shall be determined by the Board; provided, however, that such additional provisions shall be consistent with any term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

     12.  TERMINATION OF SERVICE

          (a)  Unvested Options Terminate.    Upon the termination of Optionee's
               --------------------------
or Holder's (as the case may be) employment or service with the Company other than for Cause (as defined in Section 12(c)) or by reason of death or "permanent and total disability" of such individual, any Option or shares of Restricted Stock that have not become vested to such individual pursuant to the Agreement shall terminate immediately and any Option or Restricted Stock Award that has vested pursuant to the Agreement but has not been exercised shall terminate at the close of business on the 90th day following the Optionee's or Holder's (as the case may be) termination of employment or service with the Company. Upon termination of Optionee's or Holder's (as the case may be) employment or service with the Company for Cause (as defined below), all Options or shares of Restricted Stock that have not become vested to such individual pursuant to the Agreement shall terminate immediately and any Option or Restricted Stock Award that has vested pursuant to the Agreement but has not been exercised shall terminate immediately. Notwithstanding the foregoing, the Board may provide, by inclusion of appropriate language in any related Agreement or amendment thereto, that Optionee or Holder (as the case may be) may (subject to the general limitations on exercise set forth in Section 10 above), in the event of termination of employment or service with the Company, exercise an Option or receive shares of Restricted Stock, in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Incentive Award as provided in Sections 6 and 10 above, either subject to or without regard to any installment limitation, condition on exercise or transfer, or vesting requirement imposed pursuant to such sections. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or service for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment or service with the Company shall not be deemed to occur if Optionee or Holder (as the case may be) is immediately thereafter employed by or engaged with the Company in any capacity.

          (b)  Company's Right to Repurchase Stock.    Upon the termination of
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Optionee's or Holder's (as the case may be) employment or service with the
Company other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such individual, the Company shall have the right (but not the obligation), within 13 months following the date of termination, to repurchase all (or any portion thereof) shares of Stock issued to Optionee or Holder (as the case may be) pursuant to any Incentive Award. The price per share at which the Company may repurchase such Stock is as follows: (i) if the termination of employment or other relationship with the Company is for Cause (as defined below), then the price per share shall be equal to the lesser of (A) the fair market value (as determined in good faith by the Board) of such Stock as of the date the Company notifies Optionee or Holder (as the case may be) of its intent to repurchase the Stock or (B) the Option Price paid by Optionee or Holder (as the case may be) for such Stock being repurchased; (ii) if the termination of employment or other relationship with the Company is not for Cause (as defined below), then the price per share shall be equal to the fair market value (as determined in good faith by the Board) of such Stock as of the date the Company notifies the Optionee or Holder (as the case may be) of its intent to repurchase the Stock; or (iii) any other price per share as is determined by the Board in its sole discretion. The form of consideration used by the Company to repurchase Stock pursuant to this Section 12(b) shall be at the sole discretion of the Board.

          (c)  "Cause" Defined.    For purposes of the Plan, "Cause" shall mean
               ---------------
(i) the willful failure or refusal of Optionee or Holder (as the case may be) to perform his or her duties to the Company (other than any such failure resulting from incapacity due to physical or mental illness), which has not ceased within 10 business days after written demand for substantial performance is delivered by the Company to Optionee or Holder (as the case may be), which demand identifies the manner in which the Company believes that Optionee or Holder (as the case may be) has not performed such duties and the steps required to cure such failure to perform, (ii) intentional misconduct which is materially injurious to the Company, monetarily or otherwise, (iii) fraud, theft or embezzlement of Company funds or property, (iv) the conviction of Optionee or Holder (as the case may be) or the plea of nolo contendere by such individual with respect to a felony or (v) any other conduct defined as 'Cause' (or similar meaning thereto) in any Agreement or employment agreement between Optionee or Holder (as the case may be) and the Company.

          (d)  Company's Right to Purchase Vested Options & Vested Restricted
               --------------------------------------------------------------
Stock.    Upon the termination of Optionee's or Holder's (as the case may be)
-----
employment or service with the Company other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such individual, the Company shall have the right (but not the obligation), within 90 days following the date of termination, to purchase all (or any portion thereof) vested Options and all vested Restricted Stock issued to Optionee or Holder (as the case may be) pursuant to any Incentive Award. The price per share at which the Company may repurchase such Incentive Awards shall be equal to either (i) the difference between the fair market value of the Stock (as determined in good faith by the Board) and the Option Price or (ii) any other price per share as is determined by the Board in its sole discretion. The form of consideration used by the Company to purchase Incentive Awards pursuant to this Section 12(d) shall be at the sole discretion of the Board.

     13.  RIGHTS IN THE EVENT OF DEATH OR DISABILITY

          (a)  Death.    If an Optionee dies while employed by or providing
               -----
service to the Company, the executors, administrators, legatees or distributees of such individual's estate shall have the right (subject to the general limitations on exercise set forth in Section 10 above), at any time within one year after the date of such individual's death and before termination of the Option as provided in Section 10 above, to exercise any vested Option or vested Restricted Stock Award held by such individual at the date of such individual's death; provided, however, that the Board may provide, by inclusion of appropriate language in any Agreement or any amendment thereto, that in the event of the death of such individual, the executors, administrators, legatees or distributees of such individual's estate may exercise an Option (subject to the general limitations on exercise set forth in Section 10 above), in whole or in part (whether vested or unvested), at any time subsequent to such individual's death and prior to termination of the Option as provided in Section 10 above. The extent to which shares of Restricted Stock shall become vested as a result of the grantee's death while employed by or providing services to the Company shall be determined by the Board at the time of grant of such shares of Restricted Stock and specified in the related Agreement.

          (b)  Disability.    If an Optionee terminates employment or service
               ----------
with the Company by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such person, then such person shall have the right, at any time within one year (subject to the general limitations on exercise set forth in Section 10 above) after such termination of employment or service and before termination of the Option as provided in Section 10 above, to exercise, in whole or in part, any vested Option or vested Restricted Stock Award held by such person at the date of such termination of employment or service; provided, however, that the Board may provide, by inclusion of appropriate language in the Agreement, that such person may, in the event of the termination of employment or service of the person with the Company by reason of his or her "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), exercise an Option or Restricted Stock Award, in whole or in part (whether vested or unvested), at any time subsequent to such termination of employment or service and prior to termination of the Incentive Award as provided in Section 10 above. For purposes of this Plan, whether a termination of employment is to be considered by reason of "permanent and total disability" within the meaning of Section 22(e)(3) of the Code shall be determined in good faith by the Board, which determination shall be final and conclusive The extent to which shares of Restricted Stock shall become vested as a result of the Holder's "total and permanent disability" while employed by or engaged in performing services for the Company shall be determined by the Board at the time of grant of such shares of Restricted Stock and specified in the related Agreement.

          (c)  Company's Right to Repurchase Stock.    Upon the termination of
               -----------------------------------
Optionee's or Holder's (as the case may be) employment or service with the Company by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such individual, the Company shall have the right (but not the obligation), within 13 months following the date of termination, to repurchase all (or any portion thereof) shares of Stock issued to Optionee or Holder (as the case may be) pursuant to any Incentive Award. The price per share at which the Company may repurchase such Stock shall be equal to either: (i) the fair market value (as determined in good faith by the Board) of such Stock as of the date the Company notifies the Optionee or Holder (as the case may be) of its intent to repurchase the Stock; or (ii) any other price per share as is determined by the Board in its sole discretion. The form of consideration used by the Company to repurchase Stock pursuant to this Section 13(c) shall be at the sole discretion of the Board.

          (d)  Company's Right to Purchase Vested Options & Vested Restricted
               --------------------------------------------------------------
Stock.    Upon the termination of Optionee's or Holder's (as the case may be)
-----
employment or service with the Company by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such individual, the Company shall have the right (but not the obligation), within 12 months following the date of termination, to purchase all (or any portion thereof) vested Options and all vested Restricted Stock Awards issued to Optionee or Holder (as the case may be) pursuant to any Incentive Award. The price per share at which the Company may repurchase such Incentive Awards shall be equal to either (i) the difference between the fair market value of the Stock (as determined in good faith by the Board) and the Option Price or (ii) any other price per share as is determined by the Board in its sole discretion. The form of consideration used by the Company to purchase Incentive Awards pursuant to this Section 13(d) shall be at the sole discretion of the Board.

     14.  TRIGGERING EVENTS

          Unless otherwise set forth in an Agreement, the corporate events set forth in Section 14(a) through (d) (each, a "Triggering Event") will effect the vesting of Options and Restricted Stock pursuant to this Section 14.

          (a)  Purchase of the Company Using Cash.    Upon the sale, transfer or
               ----------------------------------
other disposition of all or substantially all of the assets of the Company or upon the sale of all or substantially all of the outstanding capital stock of the Company, the consideration of which is solely cash, the Company shall have the right (but not the obligation) to purchase all vested Options held by an Optionee and all vested Restricted Stock Awards held by a Holder at a price per share equal to either: (i) the difference between the fair market value of the Stock (as determined in good faith by the Board) and the Option Price or (ii) any other price per share as is determined by the Board in its sole discretion. All unvested Options and unvested Restricted Stock Awards may be transferred to a similar equity incentive plan of the successor entity; provided that such plan contains terms and provisions at least as favorable to the Optionees and Holders as the Plan. If no such successor entity plan exists, all unvested Options and unvested Restricted Stock shall terminate upon consummation of the Triggering Event.

          (b)  Purchase of the Company Using Cash and Securities.    Upon the
               -------------------------------------------------
sale, transfer or other disposition of all or substantially all of the assets of the Company or upon the sale of all or substantially all of the outstanding capital stock of the Company, the consideration of which includes, but is not solely cash, the Company shall have the right (but not the obligation) to purchase (i) all vested Options held by an Optionee and all vested Restricted Stock Awards held by a Holder (as the case may be) at a price per share equal to the difference between the fair market value of the Stock and the Option Price. All unvested Options and unvested Restricted Stock Awards may be transferred to a similar equity incentive plan of the successor entity; provided that such plan contains terms and provisions at least as favorable to the Optionees and Holders as the Plan. If no such successor entity plan exists, all unvested Options and unvested Restricted Stock Awards shall terminate upon consummation of the Triggering Event.

          (c)  Merger/Stock Exchange.    Within five days following the merger,
               ---------------------
consolidation or reorganization of the Company with one or more entities, the aggregate valuation (as determined by the Board) of which entity is more than twice the valuation (as determined by the Board) of the Company, the Company shall have the right (but not the obligation) to purchase each Optionee's vested Options and each Holder's vested Restricted Stock Awards at a price per share equal to the difference between the fair market value of the Stock and the Option Price. All unvested Options and unvested Restricted Stock Awards may be transferred to a similar equity incentive plan of the successor entity; provided that such plan contains terms and provisions at least as favorable to the Optionees and Holders as the Plan. If no such successor entity plan exists, all unvested Options and unvested Restricted Stock Awards shall terminate upon consummation of the Triggering Event.

          (d)  Form of Consideration Used to Repurchase Incentive Awards.    The
               ---------------------------------------------------------
type of consideration used by the Company to repurchase Incentive Awards pursuant to this Section 14 shall be at the sole discretion of the Board.

     15.  USE OF PROCEEDS

          The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options granted under the Plan and the issuance of shares of Restricted Stock hereunder shall constitute general funds of the Company.

     16.  REQUIREMENTS OF LAW

          The Company and, in the case of Outstanding Shares, its shareholders, shall not be required to sell, issue or transfer any shares of Stock under any Incentive Award if the sale, issuance or transfer of such shares would constitute a violation by Holder, the individual exercising the Option, the Company or any shareholder, of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Board shall determine, in its discretion, that the listing, registration or qualification of any securities subject to the Option upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of securities hereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act of 1933, as amended (the "Act"), at the time of grant of Restricted Stock or when such Restricted Stock becomes vested or upon exercise of any Option, unless a registration statement under the Act is in effect with respect to the shares of Stock covered thereby, the Company shall not be required to sell or issue such shares and, in the case of Outstanding Shares, the shareholders shall not be required to transfer such shares, unless the Board has received evidence satisfactory to it that Holder or Optionee may acquire such shares pursuant to an exemption from registration under the Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act.

          The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto or pursuant to a grant of Restricted Stock to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable or that shares of Stock may not be issued pursuant to a grant of Restricted Stock unless and until the shares of Stock covered by such Incentive Award are registered or are subject to an available exemption from registration, the exercise of such Option or issuance of shares of Stock pursuant to such grant (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     17.  AMENDMENT AND TERMINATION OF THE PLAN; FORFEITURE OF RIGHTS

          The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Incentive Awards have not been made; provided, however, that the Board shall not, without approval of the Company's shareholders, amend the Plan such that it does not comply with the Code. The Company at any time shall have the right to cause a forfeiture of the rights granted herein to Optionee or Holder (as the case may be) on account of that individual taking actions in "competition with the Company." Unless otherwise specified in an employment or other agreement between the Company and Optionee or Holder (as the case may be), Optionee or Holder (as the case may be) takes actions in "competition with the Company" if he or she directly or indirectly owns any interest in, operates, joins, controls or participates as a partner, director, principal, officer, or agent of, enters into the employment of, acts as a consultant to, or performs any services for, any entity which has material operations that compete with any business in which the Company or any of its Affiliates (as defined in Rule 144 of the Act) is engaged during Optionee's or Holder's (as the case may be) employment or other relationship with the Company or any of its Affiliates at the time of Optionee's or Holder's (as the case may be) termination of employment or other relationship.

     18.  EFFECT OF CHANGES IN CAPITALIZATION;
          CORPORATE TRANSACTIONS

          (a)  Changes in Stock.    If the outstanding shares of Stock are
               ----------------
increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the effective date of the Plan, the number and kinds of shares for the issuance of which Restricted Stock may be awarded and for the acquisition of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Options and unvested Restricted Stock are outstanding shall be adjusted proportionately and accordingly so that the economic interest of each Holder and of each Optionee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options and unvested Restricted Stock shall include a corresponding proportionate adjustment in the Option Price per share.

          (b)  Corporate Transactions.    For purposes of this Section 18, a
               ----------------------
"Corporate Transaction" shall include any one of the following shareholder-approved transactions to which the Company is a party:

               (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company's incorporation;

               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company;

               (iii) any reverse merger in which the Company is the surviving entity but in which beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to holders different from those who held such securities immediately prior to such merger; or

               (iv) the sale, transfer or other disposition of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities to holders different from those who held such securities immediately prior to such sale, whether in a single transaction or series of transactions.

Each outstanding Option which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted immediately after such Corporate Transaction to apply and pertain to the number and class of securities which would have been issued to Optionee in connection with the consummation of such Corporate Transaction had such person exercised the Option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price; provided, however, that the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under this Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

          (c)  Adjustments.    Adjustments under this Section 18 relating to
               -----------
Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

          (d)  No Limitations on Company.    The grant of Incentive Awards
               -------------------------
pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     19.  DISCLAIMER OF RIGHTS

          No provision in the Plan or in any Incentive Award granted or related agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained herein to the contrary, the Option shall not be affected by any change of duties or position of Optionee so long as Optionee continues to be a director, officer, consultant or employee of the Company or its subsidiaries. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. Optionees shall not have any of the rights of a shareholder with respect to the shares of Stock subject to the Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

     20.  NONEXCLUSIVITY OF THE PLAN

          Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of restricted stock, stock options or stock appreciation rights otherwise than under the Plan.